Exhibit 10.1

ELEVENTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Eleventh Amendment”) is entered into and effective as of the Eleventh Amendment Closing Date (as defined below) among ENERJEX RESOURCES, INC., a Nevada corporation (“Parent”), ENERJEX KANSAS, INC. (f/k/a Midwest Energy, Inc.), a Nevada corporation (“EnerJex Kansas”), Working Interest, LLC, a Kansas limited liability company (“Working Interest”), BLACK SABLE ENERGY, LLC, a Texas limited liability company (“Black Sable”), BLACK RAVEN ENERGY, INC., a Nevada corporation (“Black Raven”), ADENA, LLC, a Colorado limited liability company (“Adena”; together with Parent, EnerJex Kansas, Working Interest, Black Sable and Black Raven, collectively, “Borrowers” and each, a “Borrower”), and TEXAS CAPITAL BANK, N.A., a national banking association, as a Bank, L/C Issuer and Administrative Agent (in such latter capacity and together with its successors and permitted assigns in such capacity the “Administrative Agent”), and the several banks and financial institutions from time to time parties to the Credit Agreement, as defined below (the “Banks”). Capitalized terms used but not defined in this Eleventh Amendment have the meaning given them in the Credit Agreement.

RECITALS

A.           Borrowers, Administrative Agent, L/C Issuer and Banks previously entered into that certain Amended and Restated Credit Agreement dated as of October 3, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 14, 2011, that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 31, 2012, that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 2, 2012, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 24, 2013, that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of September 30, 2013, that certain Sixth Amendment thereto dated as of November 19, 2013, that certain Seventh Amendment thereto dated as of June 16, 2014, that certain Eighth Amendment thereto dated as of August 13, 2014, that certain Ninth Amendment thereto dated as of April 29, 2015, and that certain Tenth Amendment thereto dated as of April 12, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.           Borrowers previously consummated the Sales Transaction with Oakridge (as such terms are defined in the Ninth Amendment) during the period described in Section 6.30 of the Credit Agreement.

C.           In accordance with the terms of such Sales Transaction, a portion of the cash proceeds due and owing to Borrowers were retained by Oakridge to, among other things, cover certain post-closing expenses (the “Holdback Funds”).

D.           Borrowers expect to receive (whether in one or more disbursements) the Holdback Funds from Oakridge (or any other payee) on or before September 30, 2016.

E.           Borrowers have requested that Administrative Agent, L/C Issuer and Banks, among other things, (a) waive certain provisions of the Credit Agreement, (b) suspend certain hedging requirements and (c) make certain amendments to the Credit Agreement.

F.           Administrative Agent, L/C Issuer and Banks have agreed to enter into the requested amendments and waivers, subject to the terms and conditions of this Eleventh Amendment.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

I.           Article I, Definitions, of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“Eleventh Amendment” means the Eleventh Amendment to Amended and Restated Credit Agreement dated effective as of the Eleventh Amendment Closing Date by and among Borrowers, Administrative Agent, L/C Issuer and Banks.

“Eleventh Amendment Closing Date” means November 13, 2015.

“Holdback Funds” is defined in Recital C of the Eleventh Amendment.

II.          Section 2.04, Borrowing Base Determination, of the Credit Agreement is hereby amended by (a) replacing “September 1, 2015 is $50,000” in the first sentence of subsection (a) thereof with “(i) December 1, 2015 and January 1, 2016 is $100,000, (ii) February 1, 2016 and March 1, 2016 is $150,000 and (iii) April 1, 2016 and each month thereafter is $175,000” and (b) replacing “September 1, 2015” in the second sentence of subsection (a) thereof with “December 1, 2015”.

III.         Section 4.02, Conditions to all Credit Extensions and Continuations, of the Credit Agreement is hereby amended by replacing the references to “eighty percent (80%)” in subsection (d) thereof with “ninety percent (90%)”.

IV.         Article VI, Affirmative Covenants, of the Credit Agreement is hereby amended by adding the following new Section 6.31 to the end thereof:

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Section 6.31.         Post-Close Eleventh Amendment Requirement. As partial consideration for the other agreements by the Banks set forth in the Eleventh Amendment, on and after the Eleventh Amendment Closing Date, prepay the outstanding Loans to be applied against the Nonconforming Borrowing Base in an aggregate amount not less than 90% of the Holdback Funds until such time the Nonconforming Borrowing Base equals $0. Borrowers acknowledge and agree that the repayments and prepayments of the Nonconforming Borrowing Base by the Borrowers required by this Section 6.31 shall be (a) made within one Business Day after Borrowers receipt of such Holdback Funds and (b) subject in all respects to Section 2.04(g). Contemporaneous with each prepayment in accordance with this Section 6.31 and at such other times as Administrative Agent’s may request, Borrowers will provide to Administrative Agent (i) an accounting of (x) all cash proceeds (including Holdback Funds) received by Borrowers to date in connection with the Sales Transaction and (y) any Holdback Funds then-outstanding and due and owing to Borrowers and (ii) such other documents and information as Administrative Agent may reasonably request in connection with the Sales Transaction and the Holdback Funds.

V.         Article VII, Negative Covenants, of the Credit Agreement is hereby amended by replacing Section 7.06 with the following:

On and after the Eleventh Amendment Closing Date, (a) declare or make, directly or indirectly, any Restricted Payment, or (b) except as provided in the Designation, incur any obligation (contingent or otherwise) to do so.

VI.         Limited Waivers.

A.           Borrowers have requested that Administrative Agent and Banks waive Borrowers’ compliance with, and any resulting Event of Default arising from Borrowers’ failure to comply with, the financial covenants set forth in Section 7.12(c) (Interest Coverage Ratio) for the fiscal quarter ending September 30, 2015. Subject to the other terms and conditions set forth herein, Administrative Agent and Banks hereby waive Borrowers’ compliance with, and any resulting Event of Default arising from Borrowers’ failure to comply with, the financial covenant set forth in Section 7.12(c) (Interest Coverage Ratio) solely in relation to the fiscal quarter ending September 30, 2015.

B.           Borrowers have requested that Administrative Agent and Banks waive, on and after the Eleventh Amendment Closing Date, the minimum two-year period requirement for Swap Contracts under Section 6.22(b) of the Credit Agreement. Subject to the terms and conditions set forth herein, Administrative Agent and Banks hereby agree to waive Borrowers’ compliance with the foregoing requirement of Section 6.22(b) of the Credit Agreement on and after the Eleventh Amendment Closing Date, until such time as the requirement of such section is reinstated, in Administrative Agent’s sole discretion, by written notice from Administrative Agent to Borrowers.

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C.           The waivers granted hereunder does not indicate an intent to establish any course of dealing between Administrative Agent, Banks and Borrowers with regard to future waivers, consents, agreements to forbear or any other modifications that may be requested. Administrative Agent’s and Banks’ agreement to the waivers herein should not be construed as an indication that Administrative Agent and Banks would be willing to agree to any further or future consents, waivers, agreements to forbear or any modifications to any of the terms of the Credit Agreement or other Loan Documents, or any Events of Default or Defaults that may exist or occur thereunder.

VII.      Amendment Fee. In partial consideration for the agreements and waivers granted herein by the Administrative Agent and the Banks, Borrowers shall pay to the Administrative Agent (for the ratable benefit of the Banks) an amendment fee (the “Amendment Fee”) equal to 0.375% of the Borrowing Base in effect as of the Eleventh Amendment Closing Date (i.e., $71,250). Such Amendment Fee shall be payable in full on or before the earlier to occur of (a) Commitment Termination Date or (b) the date of any replacement financing or refinancing of the Credit Agreement. Borrower acknowledges and agrees that such Amendment Fee (i) is not refundable under any circumstances, regardless of whether the transactions contemplated in the Eleventh Amendment are consummated, (ii) will be paid in immediately available funds and (iii) is in addition to reimbursement of the Administrative Agent’s and the Banks’ expenses and any fees and other amounts specified in the Credit Agreement (including, without limitation, Section 2.08 (Fees) of the Credit Agreement) or this Eleventh Amendment.

VIII.      Conditions Precedent to Eleventh Amendment. This Eleventh Amendment shall be effective once each of the following conditions have been satisfied in Administrative Agent’s sole discretion on or before the Eleventh Amendment Closing Date:

A.           Borrowers, Administrative Agent, L/C Issuer and Banks shall have executed and delivered this Eleventh Amendment;

B.           Borrowers shall have prepaid the Loans in an aggregate amount not less than $250,000;

C.           Administrative Agent shall have received from Borrowers (a) an accounting of (i) all cash proceeds received by Borrowers as of the Eleventh Amendment Closing Date in connection with the Sales Transaction and (ii) the aggregate amount of Holdback Funds currently outstanding and due and owing to Borrowers as of the Eleventh Amendment Closing Date and (b) such other documents and information as Administrative Agent may reasonably request in connection with the Sales Transaction and the Holdback Funds

D.           Borrowers shall have paid to Administrative Agent all fees due and payable under the Credit Agreement or as otherwise agreed; and

E.           Administrative Agent shall have received, in form and content satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as Administrative Agent may request.

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IX.         Representations, Warranties and Covenants. Borrowers represent and warrant to Administrative Agent and Banks that (a) they possess all requisite Corporate Power and authority to execute, deliver and comply with the terms of this Eleventh Amendment, (b) this Eleventh Amendment has been duly authorized and approved by all requisite Corporate Action on the part of the Borrowers, (c) no other consent of any Person (other than Administrative Agent and Banks) is required for this Eleventh Amendment to be effective, (d) the execution and delivery of this Eleventh Amendment does not violate their Governing Documentation, (e)  the representations and warranties in each Loan Document to which they are a party are true and correct in all material respects on and as of the Eleventh Amendment Closing Date as though made on the Eleventh Amendment Closing Date, (f)  after giving effect to this Eleventh Amendment, they are in full compliance with all covenants and agreements contained in each Loan Document to which they are a party, (g) after giving effect to this Eleventh Amendment, no Event of Default or Default has occurred and is continuing, and (h) no exhibit or schedule to the Credit Agreement is required to be supplemented, amended or modified in connection with the transactions contemplated by this Eleventh Amendment or any other matters occurring prior to the Eleventh Amendment Closing Date. The representations and warranties made in this Eleventh Amendment shall survive the execution and delivery of this Eleventh Amendment. No investigation by Administrative Agent or any Bank is required for Administrative Agent or any Bank to rely on the representations and warranties in this Eleventh Amendment.

X.          Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Eleventh Amendment. Except as affected by this Eleventh Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Eleventh Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrowers hereby reaffirm their obligations under the Loan Documents to which they are a party to and agree that all Loan Documents to which they are a party to remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Eleventh Amendment). Borrowers hereby release, discharge and acquit Administrative Agent, L/C Issuer and Banks from any and all claims, demands, actions, causes of action, remedies, and liabilities of every kind or nature (including without limitation, offsets, reductions, rebates, or lender liability) arising out of any act, occurrence, transaction or omission occurring in connection with the Credit Agreement and the other Loan Documents prior to the Eleventh Amendment Closing Date.

XI.         Miscellaneous.

(a)          No Waiver of Defaults. Except as expressly provided herein, this Eleventh Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent’s or any Bank’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)          Form. Each agreement, document, instrument or other writing to be furnished to Administrative Agent under any provision of this Eleventh Amendment, if any, must be in form and substance satisfactory to Administrative Agent and its counsel.

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(c)          Headings. The headings and captions used in this Eleventh Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Eleventh Amendment, the Credit Agreement, or the other Loan Documents.

(d)          Costs, Expenses and Attorneys’ Fees. Borrowers agree to pay or reimburse Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Eleventh Amendment, including, without limitation, the reasonable fees and disbursements of Administrative Agent’s counsel.

(e)          Successors and Assigns. This Eleventh Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)          Multiple Counterparts. This Eleventh Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one (1) and the same instrument. This Eleventh Amendment may be transmitted and signed by facsimile or portable document file (pdf). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrowers, Administrative Agent, L/C Issuer and Banks. Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g)          Governing Law. This Eleventh Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)          Entirety. THIS ELEVENTH AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS CONSTITUTE A “LOAN AGREEMENT” AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER UNDER THIS ELEVENTH AMENDMENT AND UNDER THOSE OTHER WRITTEN DOCUMENTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

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IN WITNESS WHEREOF, this Eleventh Amendment is executed effective as of the Eleventh Amendment Closing Date.

BORROWERS:

ENERJEX RESOURCES, INC.

By:
Robert G. Watson, Jr.
Chief Executive Officer

ENERJEX KANSAS, INC.

By:
Robert G. Watson, Jr.
Chief Executive Officer

WORKING INTEREST, LLC

By:
Robert G. Watson, Jr.
Chief Executive Officer

BLACK SABLE ENERGY, LLC

By:
Robert G. Watson, Jr.
Chief Executive Officer

Signature Page to Eleventh Amendment

BLACK RAVEN ENERGY, INC.

By:
Robert G. Watson, Jr.
Chief Executive Officer

– and –

ADENA, LLC

By:
Robert G. Watson, Jr.
Chief Executive Officer

Signature Page to Eleventh Amendment

ADMINISTRATIVE AGENT AND L/C ISSUER:

TEXAS CAPITAL BANK, N.A.,
as Administrative Agent, L/C Issuer and a Bank

By:
W. David McCarver IV
Senior Vice President

BANKS:

TEXAS CAPITAL BANK, N.A.,
as Administrative Agent, L/C Issuer and a Bank

By:
W. David McCarver IV
Senior Vice President

Signature Page to Eleventh Amendment

IBERIABANK

By:
Name:
Title:

Signature Page to Eleventh Amendment